UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 16, 2015

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02       APPOINTMENT OF CERTAIN OFFICERS

On September 16, 2015, Donald G. Maltby was appointed to the position of President and Chief Operating Officer of Hub Group, Inc., a Delaware corporation (the "Company"), effective immediately.

Mr. Maltby, age 60, was Chief Strategy Officer of the Company from May 2014 until January 2015.  Previously he served as Chief Supply Chain Officer from January 2011 to May 2014. From February 2004 to December 2010, Mr. Maltby served as Executive Vice President-Logistics Services, and from February 2000 through January 2004, he served as President of Hub Online, the Company’s e-commerce division. Mr. Maltby also served as President of Hub Cleveland from July 1990 through January 2000 and from April 2002 to January 2004. Prior to joining Hub Group, Mr. Maltby served as President of Lyons Transportation, a wholly owned subsidiary of Sherwin Williams Company, from 1988 to 1990. In his career at Sherwin Williams, which began in 1981 and continued until he joined the Company in 1990, Mr. Maltby held a variety of management positions including Vice-President of Marketing and Sales for their Transportation Division. Mr. Maltby has been in the transportation and logistics industry since 1976, holding various executive and management positions. Mr. Maltby received a Masters in Business Administration from Baldwin Wallace College in 1982 and a Bachelor of Science degree from the State University of New York in 1976.

Beginning in January 2015, Mr. Maltby provided consulting services to the Board of Directors of the Company.  Mr. Maltby received $187,500 in compensation from the Company for these services and this consulting agreement was terminated upon his appointment as President and Chief Operating Officer.  Mr. Maltby’s base salary as President and Chief Operating Officer will be $535,000 with a target bonus of 70% of base salary.

There are no arrangements or understandings between Mr. Maltby and any other person pursuant to which Mr. Maltby was appointed as an officer of the Company.  Mr. Maltby is not related to any other executive officer or director of the Company.

The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) A list of exhibits filed herewith is contained on the Exhibit
Index which immediately precedes such exhibits and is
incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: September 16, 2015	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
Title: Executive Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.

99.1    Press release, issued on September 16, 2015, announcing the appointment of directors and certain officers.